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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2003


                             FMC TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-16489                  36-4412642
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)

                             200 East Randolph Drive
                                 Chicago, Illinois                     60601
                      (Address of principal executive offices)       (Zip Code)

                                 (312) 861-6000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

     On January 27, 2003, FMC Technologies, Inc. issued a press release reporting its earnings for the fourth quarter of 2002 and the year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits:


         99.1   Press Release dated January 27, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FMC TECHNOLOGIES, INC.


Dated:  January 27, 2003               By:  /s/ William H. Schumann, III
                                            ------------------------------------
                                            William H. Schumann, III
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer



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                           Exhibit Index

Exhibit No.   Description
----------    -----------

99.1          Press Release dated January 27, 2003.